UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

Purchase Agreement

On June 18, 2009, Sealed Air Corporation (the “Company”) completed the previously announced private offering of $400 million of senior unsecured notes due 2017 (the “Notes”).  The Notes were sold pursuant to the Purchase Agreement, dated June 12, 2009, by and among the Company, Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and RBS Securities Inc., for themselves and the other initial purchasers (the “Initial Purchasers”) named therein (the “Purchase Agreement”). The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

Indenture

On June 18, 2009, the Company sold $400 million aggregate principal amount of the Notes to the Initial Purchasers at a price of 96.587% of their principal amount for resale by the Initial Purchasers to investors pursuant to exemptions from registration provided by Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The Notes are governed by an indenture, dated as of June 18, 2009 (the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”).

The interest on the Notes will be 7.875% per year, payable semiannually on June 15 and December 15, commencing December 15, 2009. The Notes are subject to optional redemption, as described in the Indenture. The Notes will mature on June 15, 2017, unless redeemed by the Company prior to the maturity date. The Notes will be senior unsecured obligations of the Company and will be subordinated to all the liabilities of the Company’s subsidiaries, except those subsidiaries that may in the future guarantee the Notes under certain circumstances. The Indenture imposes limitations on the Company’s operations and those of specified subsidiaries, including limitations on liens, sale and leaseback transactions and mergers, acquisitions and asset sales. If the Company undergoes a change of control (as defined in the Indenture), holders will have the right to require the Company to purchase all or a portion of the Notes at a price of 101% of the  principal amount of the Notes being repurchased, plus accrued and unpaid interest.

The Indenture contains customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately.

The Notes have not been registered under the Securities Act, or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities law.

Copies of the Indenture and the Purchase Agreement are filed herewith as Exhibits 4.1 and 10.1, respectively.

The description of the Indenture and the Purchase Agreement in this report is a summary and is qualified in its entirety by reference to Exhibits 4.1 and 10.1.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

In reviewing the agreements included as exhibits to this Current Report on Form 8-K, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements.  The agreements contain representations and warranties by parties to the applicable agreement.  These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•                  should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                  have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•                  may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•                  were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.  Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the Securities and Exchange Commission’s website at http://www.sec.gov.

Exhibit Number	Description
4.1	Indenture, dated as of June 18, 2009, of the Company, as Issuer, to U.S. Bank, National Association, as Trustee, regarding the Company’s 7.875% Senior Notes Due 2017.
10.1

Purchase Agreement, dated as of June 12, 2009, by and among the Company, as issuer, and Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and RBS Securities Inc., for themselves and the other initial purchasers named therein regarding the Company’s 7.875% Senior Notes Due 2017.

Cautionary Notice Regarding Forward Looking Statements

                Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “estimates,” “expects,” “intends,” “plans,” “should,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  general economic conditions; credit availability and pricing; changes in raw material and energy costs; conditions in the markets that the Company serves; the success of the Company’s growth, profitability and global manufacturing strategies and its cost reduction and productivity program; the effects of animal and food-related health issues; tax, interest and foreign exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in the Company’s June 11, 2009 Current Report on Form 8-K under Item 8.01, and in its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Tod S. Christie
Name:	Tod S. Christie
Title:	Treasurer

Dated:  June 18, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of June 18, 2009, of the Company, as Issuer, to U.S. Bank, National Association, as Trustee, regarding the Company’s 7.875% Senior Notes Due 2017.
10.1

Purchase Agreement, dated as of June 12, 2009, by and among the Company, as issuer, and Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated and RBS Securities Inc., for themselves and the other initial purchasers named therein regarding the Company’s 7.875% Senior Notes Due 2017.